SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 30, 1998

                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-12131                13-3873272
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

            8100 AMF Drive, Richmond, Virginia                   23111
          (Address of principal executive offices)             (Zip Code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On October 30, 1998, the registrant announced certain financial results for the quarter ended September 30, 1998. A copy of the announcement is attached as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit               Description
99.1                  Announcement regarding financial results for the quarter
                      ended September 30, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      October 30, 1998               AMF BOWLING WORLDWIDE, INC.

                                          By:     /s/ Stephen E. Hare
                                                  ----------------------------
                                                  Stephen E. Hare
                                                  Executive Vice President and
                                                  Chief Financial Officer